UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): February 9, 2017

DELTA APPAREL, INC.
(Exact name of registrant as specified in its charter)

Georgia
(State or Other Jurisdiction of Incorporation)

1-15583		58-2508794
(Commission File Number)		(IRS Employer Identification No.)

322 South Main Street, Greenville, South Carolina		29601
(Address of principal executive offices)		(Zip Code)

(864) 232-5200
(Registrant's Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Delta Apparel, Inc. (the “Company”) held its annual meeting of shareholders on February 9, 2017 (the “Annual Meeting”). The Company received proxies totaling 94.9% of its issued and outstanding shares of common stock, representing 7,226,645 shares of common stock, as of the record date. At the Annual Meeting, the shareholders voted on the following proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 23, 2016, and the results of the voting are presented below.

		For	Withheld	Broker Non-Vote
1	Election of Directors
	J. Bradley Campbell	6,266,206	4,615	—
	Sam P. Cortez	6,266,210	4,611	—
	Dr. Elizabeth J. Gatewood	6,266,082	4,739	—
	Dr. G. Jay Gogue	6,266,198	4,623	—
	Robert W. Humphreys	6,266,206	4,615	—
	David G. Whalen	6,267,460	3,361	—
	Robert E. Staton, Sr.	6,264,750	6,071	—
	A. Alexander Taylor, II	6,266,206	4,615	—

Each of the director nominees was elected, by the above-indicated votes, to serve on the Delta Apparel, Inc. Board of Directors until the next annual meeting of shareholders or until their successors are duly elected and qualified.

		For	Against	Abstain	Broker Non-Vote
2	Approval of Executive Compensation on an Advisory Basis	6,252,363	8,082	10,376	955,824

The compensation of the Company's named executive officers was approved, on an advisory basis, by the above-indicated votes.

		For One Year	For Two Years	For Three Years	Abstain	Broker Non-Vote
3	Frequency of Future Advisory Votes on Executive Compensation	5,117,485	1,570	1,143,992	7,774	—

An annual frequency for future advisory votes on the compensation of the Company's named executive officers was approved, on an advisory basis, by the above-indicated votes. After considering the results of the votes, the Company has decided to include in its proxy materials an advisory vote on the compensation of the Company's named executive officers every year until the next vote on the frequency of shareholder advisory votes on the compensation of named executive officers as required by law or otherwise.

		For	Against	Abstain	Broker Non-Vote
4	Ratification of the Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2017	7,222,943	3,626	76	—

Ernst & Young LLP was ratified as the Company's independent registered public accounting firm for the Company's 2017 fiscal year by the above-indicated votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA APPAREL, INC.

Date:	February 13, 2017	/s/ Justin M. Grow
Justin M. Grow
General Counsel & Corporate Secretary